SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) September 11, 2003
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                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5.  OTHER EVENTS

      On September 11, 2003, General Motors Corporation (GM) issued a news release announcing the receipt of a private-letter ruling from the U.S. Internal Revenue Service confirming that the distribution of Hughes Electronics Corporation ("Hughes") common stock to the holders of GM Class H common stock, in connection with the split-off of Hughes, would be tax-free to GM and its Class H common stockholders for federal income tax purposes. The release is as follows:

                  GM Receives IRS Ruling On Hughes Transaction

NEW YORK - General Motors Corp. (NYSE: GM, GMH) today announced that it has received a private-letter ruling from the U.S. Internal Revenue Service confirming that the distribution of Hughes Electronics common stock to the holders of GM Class H common stock, in connection with the split-off of Hughes, would be tax-free to GM and its Class H stockholders for federal income tax purposes.

As previously announced, GM intends to sell its 19.8 percent economic interest in Hughes to News Corp. (NYSE: NWS, NWS.A). News Corp. would then acquire from the former GM Class H common stockholders an additional 14.2 percent of the outstanding shares of Hughes common stock in exchange for News Corp. Preferred American Depositary Shares (ADSs) and/or cash in a taxable transaction for U.S. federal income tax purposes.

The transactions remain subject to stockholder approval and regulatory clearances under the Hart-Scott-Rodino Act and by the U.S. Federal Communications Commission.

                                       ###

In connection with the proposed transactions, on August 21, 2003, GM, Hughes, and News Corp. filed definitive materials with the SEC, including a definitive GM Proxy Statement on Schedule 14A; a Hughes Registration Statement on Form S-4; and a News Corp. Registration Statement on Form F-4 - each containing a consent solicitation statement of GM, a prospectus of Hughes, and a prospectus of News Corp. Investors and security holders are urged to read these materials, as well as any other relevant documents filed or that may be filed with the SEC, as they become available, because these documents contain or will contain important information.

The materials filed on August 21, 2003 and other relevant materials (when they become available) and any other documents filed by GM, Hughes or News Corp. with the SEC, may be obtained without charge at the SEC's website at www.sec.gov. In addition, the definitive consent solicitation statement contains information about how GM stockholders may obtain transaction-related documents without charge directly from GM.

GM and its directors and executive officers, and Hughes and its directors and executive officers, may be deemed to be participants in the solicitation of proxies or consents from the holders of GM $1-2/3 par value common stock and GM Class H common stock in connection with the proposed transactions. Information about the directors and executive officers of GM and their ownership of GM stock is set forth in the proxy statement for GM's 2003 annual meeting of shareholders. Participants in GM's solicitation may also be deemed to include certain persons whose interests in GM or Hughes are not described in the proxy statement for GM's 2003 annual meeting. Information regarding these persons and their interests in GM and/or Hughes was filed pursuant to Rule 425 with the SEC by each of GM and Hughes on April 10, 2003. Investors may obtain additional information regarding the interests of such participants by reading the definitive consent solicitation statement of GM / prospectus of Hughes / prospectus of News filed with the SEC on August 21, 2003.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Materials included in this document contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. The factors that could cause actual results of GM, Hughes and/or News Corp. to differ materially, many of which are beyond the control of GM, Hughes or News Corp. include, but are not limited to, the following: (1) operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, which may be greater than expected following the transaction; (2) the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (3) the effects of legislative and regulatory changes; (4) an inability to retain necessary authorizations from the FCC; (5) an increase in competition from cable as a result of digital cable or otherwise, direct broadcast satellite, other satellite system operators, and other providers of subscription television services; (6) the introduction of new technologies and competitors into the subscription television business; (7) changes in labor, programming, equipment and capital costs; (8) future acquisitions, strategic partnerships and divestitures and the ability to access capital to maintain financial flexibility; (9) general business and economic conditions; and (10) other risks described from time to time in periodic reports filed by GM, Hughes or News Corp. with the SEC. Those other risks relating to Hughes include, but are not limited to, the uncertainties regarding the operations of DIRECTV Latin America, LLC, Hughes' 75% owned subsidiary, which is currently operating under Chapter 11 bankruptcy proceedings, and the performance of Hughes satellites. You are urged to consider statements that include the words "may", "will", "would", "could", "should", "believes", "estimates", "projects", "potential", "expects", "plans", "anticipates", "intends", "continues", "forecast", "designed", "goal", "outlook", "objectives", "strategy", "target", or the negative of those words or other comparable words to be uncertain and forward-looking. This cautionary statement applies to all forward-looking statements included in this document.






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    September 12, 2003
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                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)